Exhibit 10.3

Date:  3 October 2005

GLORY GOAL INVESTMENTS LIMITED,
ADMIRE FAME INVESTMENTS LIMITED,
GAIN HUGE INVESTMENTS LIMITED,
SPLENDID FORTUNE INVESTMENTS LIMITED
AND
KO YIN

PRESENT

Dear Sir

Sale and Purchase of
325 Shares in Beijing Illumination (Hong Kong) Limited
AND
Deed for the Grant of Options over
385 Shares in Beijing Illumination (Hong Kong) Limited

We refer to the sale and purchase agreement (the “Agreement”) dated 27 September 2005 entered into by Global Innovative Systems Inc. (“GIS”), Glory Goal Investments Limited and Ko Yin for the sale and purchase of 325 shares in Beijing Illumination (Hong Kong) Limited and the deed (the “Option Deed”) dated 27 September 2005 executed by GIS, Admire Fame Investments Limited, Gain Huge Investments Limited, Splendid Fortune Investments Limited and Ko Yin for the grant of options over up to 385 shares in Beijing Illumination (Hong Kong) Limited.

Unless otherwise requires, capitalised terms and expressions defined or to which a meaning is assigned in the Agreement and the Option Deed (as the case may be) shall have the same meanings when used herein.

For value received, we hereby agree to amend and supplement the Agreement and the Option Deed by the inclusion of the following provisions into the Agreement and the Option Deed (to the extent as applicable):

1.	Amendments to the Agreement

1.1
The Vendor acknowledges and agrees that the Consideration Shares will be issued and allotted pursuant to a safe harbour from the prospectus and registration requirements of the United States Securities Act of 1933 (as amended) (the “Securities Act”). The Vendor agrees to abide by all applicable resale restrictions and hold periods imposed by all applicable securities legislation. The share certificate representing the Consideration Shares issued and allotted on Completion will be endorsed with the following legend pursuant to the Securities Act in order to reflect the fact that the Consideration Shares will be issued and allotted to the Vendor pursuant to a safe harbor from the prospectus and registration requirements of the Securities Act:

Global Innovative Systems Inc.

16/F. | Hang Seng Mongkok Building | 677 Nathan Road | Mongkok | Kowloon | Hong Kong
3873 Airport Way | PO Box 9754 | Bellingham | Washington | 98227-9754 USA
t: 888.852.8838   f: 360.671.0896   e: info@gistt.com   w: www.gistt.com

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE SECURITIES ACT.”

1.2
The Vendor may exchange its certificate representing the Consideration Shares by delivering such certificate to the Purchaser duly executed and endorsed in blank (or accompanied by duly executed stock powers duly endorsed in blank), in each case in proper form for transfer, with signatures guaranteed, and, if applicable, with all stock transfer and any other required documentary stamps affixed thereto and with appropriate instructions to allow the transfer agent to issue a certificate for the Consideration Shares to the holder thereof together with a Regulation S Investment Letter, a copy of which is attached to this letter.

1.3
The Vendor further acknowledges that the Consideration Shares issued pursuant to the terms and conditions set forth in the Agreement will have such hold periods as are required under applicable securities laws and as a result may not be sold, transferred or otherwise disposed, except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case only in accordance with all applicable securities laws.

2.	Amendments to the Option Deed

2.1
Each of the Grantors acknowledges and agrees that the Option Consideration Shares will be issued and allotted pursuant to a safe harbour from the prospectus and registration requirements of the Securities Act. Each of the Grantors agrees to abide by all applicable resale restrictions and hold periods imposed by all applicable securities legislation. The share certificate representing the Option Consideration Shares issued and allotted on Completion (as defined in the Option Deed) will be endorsed with the legend set forth in paragraph 1.1 of this letter.

2.2
Each of the Grantors may exchange its certificate representing the Option Consideration Shares by delivering such certificate to the Purchaser duly executed and endorsed in blank (or accompanied by duly executed stock powers duly endorsed in blank), in each case in proper form for transfer, with signatures guaranteed, and, if applicable, with all stock transfer and any other required documentary stamps affixed thereto and with appropriate instructions to allow the transfer agent to issue a certificate for the Option Consideration Shares to the holder thereof together with a Regulation S Investment Letter, a copy of which is attached to this letter.

2.3
Each of the Grantors further acknowledges that the Option Consideration Shares issued pursuant to the terms and conditions set forth in the Option Deed will have such hold periods as are required under applicable securities laws and as a result may not be sold, transferred or otherwise disposed, except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case only in accordance with all applicable securities laws.

2.4	Admire Fame hereby confirms, acknowledges and ratifies that references to its name in the Option Deed should read Admire Fame Investments Limited.

3.	Savings

Save to the extent amended by this letter, all other provisions of the Agreement and the Option Deed shall remain in full force and effect.

4.	Governing Law

This letter shall be governed by and construed in accordance with the laws of Hong Kong. The parties hereto irrevocably submit to the non-exclusive jurisdiction of the Hong Kong courts.

Please signify your consent for such amendments and supplements by signing, dating and returning the attached copy of this letter to us by hand. This letter, and any number of counterparts so signed, dated and returned, shall constitute one and the same instrument and is a supplemental agreement to the Agreement and a supplemental deed to the Option Deed and is binding on all parties.

Yours faithfully
For and on behalf of
Global Innovative Systems Inc.

/s/ Bondy Tan
Name: Bondy Tan
Title: President and Chief Executive Officer

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

Agreed to the above:

Signed, sealed and delivered	)
by Ko Yin	)

Signed by Ko Yin	)
for and on behalf of	)
Glory Goal Investments Limited	)

Sealed with the common seal of	)
and Signed by Ko Yin	)
for and on behalf of	)
Admire Fame Investments Limited	)

Sealed with the common seal of	)
and Signed by Ko Yin	)
for and on behalf of	)
Gain Huge Investments Limited	)

Sealed with the common seal of	)
and Signed by Ko Yin	)
for and on behalf of	)
Splendid Fortune Investments Limited	)

in the presence of: